Exhibit 99.2

FOR IMMEDIATE RELEASE

Vivani Medical to Present at the ThinkEquity Investor Conference

EMERYVILLE, Calif. – (BUSINESS NEWSWIRE) – Oct. 17, 2022 – Vivani Medical, Inc. (NASDAQ: VANI) (the “Company” or “Vivani”), an innovative, clinical-stage biopharmaceutical company that develops novel, long-term therapeutic implants, announced today that it will present at the upcoming ThinkEquity investor conference at 11:00 am EDT at the Mandarin Oriental in New York on October 26, 2022.

Dr. Adam Mendelsohn, CEO, will present a company overview and Brigid Makes, CFO, will join in hosting one-on-one meetings with investors during the conference.

The presentation can be accessed live here: https://wsw.com/webcast/tep23/vani/1674436. A replay of the presentation will be available at www.vivani.com.

About Vivani Medical, Inc.

Leveraging its proprietary NanoPortal platform, Vivani Medical develops biopharmaceutical implants designed to deliver drug molecules steadily over extended periods of time, with the goal of guaranteeing patient adherence to their medication. Vivani’s lead program, NPM-119, is a tiny, 6-month GLP-1 implant under investigation for the treatment of patients with Type 2 diabetes. NPM-119 can provide patients the opportunity to realize the full potential benefit of their medication while avoiding the hassles associated with the daily or weekly administration of oral and injectable products. Medication non-adherence occurs when patients do not take their medication as prescribed. This affects an alarming number of patients, approximately 50%, including those taking daily pills. Medication non-adherence is a primary reason why Type 2 diabetes treatments face significant challenges in achieving positive real-world effectiveness.

Vivani represents the August 2022 merger of Second Sight Medical Products, Inc., and Nano Precision Medical, Inc. NPM-119 is being developed within Vivani’s Biopharm Division (formerly Nano Precision Medical, Inc.). An IND for NPM-119 remains on track for filing around the end of this year to support initiation of a Phase 2 clinical study called LIBERATE-1. Vivani is also developing a portfolio of innovative, highly differentiated, new drug product candidates leveraging its proprietary NanoPortal implant technology, which has potential application across a broad range of compounds.

Vivani’s Neuromodulation Division (formerly Second Sight Medical Products) has developed, manufactured, and marketed implantable visual prosthetics that are intended to deliver useful artificial vision to blind individuals. Vivani is currently assessing strategic options for advancing Orion II, a visual prosthetic device designed to treat profound blindness.

Forward-Looking Statements

This press release contains certain “forward-looking statements” within the meaning of the “safe harbor” provisions of the US Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “target,” “believe,” “expect,” “will,” “may,” “anticipate,” “estimate,” “would,” “positioned,” “future,” and other similar expressions that in this press release, including statements regarding our business, product candidates, including the therapeutic potential thereof and the planned development therefor, technology and strategy. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations, and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Actual results and outcomes may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results and outcomes to differ materially from those indicated in the forward-looking statements include, among others, risks related to the development and commercialization of our product candidates, including NPM-119; delays and changes in applicable laws, regulations and guidelines including potential delays in submitting required regulatory applications to the U.S. Food and Drug Administration (“FDA”); risks related to the initiation, enrollment and conduct of our planned clinical trials and the results therefrom; our history of losses and our ability to achieve or sustain profitability in the future; and the impact of COVID-19 on our business. There may be additional risks that the Company considers immaterial, or which are unknown. A further list and description of risks and uncertainties can be found in the Company’s most recent Annual Report on Form 10-K, and any subsequent quarterly filings on Form 10-Q filed with the Securities and Exchange Commission (the “Commission”), and the Company’s final proxy statement/prospectus filed with the Commission on June 24, 2022. Any forward-looking statement made by us in this press release is based only on information currently available to the Company and speaks only as of the date on which it is made. The Company undertakes no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of added information, future developments or otherwise, except as required by law.

Company Contact:

Don Dwyer

Chief Business Officer

info@vivani.com

(818) 833-5000

Investor Relations Contact:
Brigid Makes

Chief Financial Officer

investors@vivani.com

(818) 833-5000

Media Contact:

Sean Leous

ICR Westwicke

Sean.Leous@westwicke.com

(646) 866-4012